UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 2, 2021

 TEAM, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 331-6154
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2021, the Board of Directors (the “Board”) of Team, Inc. (the “Company”) appointed Ms. Candice Koederitz to the Board of the Company and as a member of the Audit Committee effective August 9, 2021. Ms. Koederitz will serve as a Class III director until her term expires at the 2022 annual meeting of shareholders, at which time she will stand for election by the Company’s shareholders. Pursuant to the Board’s standard compensation policy for nonemployee directors, Ms. Koedertiz will receive a $65,000 annual cash retainer payable quarterly in arrears and will be eligible for an annual stock award of $87,500 following the annual meeting of shareholders. Additionally, as a member of the Audit Committee, Ms. Koederitz will receive an additional annual cash retainer of $7,500, payable quarterly.

From 2012 through 2016, Ms. Koederitz, 65, served as Managing Director and Head of Capital for Morgan Stanley. From 2001 through 2012, she served as Managing Director and Global Head, Regulatory Implementation, Managing Director and Global Head, Franchise Risk for Capital Markets and Managing Director and Americas Head, Debt Restructuring. Additionally, Ms. Koederitz serves on the board of directors of Vintage Wine Estates (NASDAQ:VWE). No family relationships exist between Ms. Koederitz and any of the Company’s other directors or executive officers. There are no arrangements between Ms. Koederitz and any other person pursuant to which Ms. Koederitz was nominated as a director, nor are there any transactions to which the Company is or was a participant and in which Ms. Koederitz has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Exhibit number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Chief Legal Officer and Secretary
Dated: August 6, 2021